Credit Suisse First Boston
ABSC 2005 - HE1
Interest Only Loans
865 records
Balance: 257,323,596

Selection Criteria: Interest Only Loans
Table of Contents

1.

DISTRIBUTION BY FICO

1. DISTRIBUTION BY FICO

DISTRIBUTION BY FICO	Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Lifecap	Gross Lifefloor	Servicing Fees
541 - 550	1	572,000.00	0.22	6.250	6.000	12.750	6.000	0.500
551 - 560	2	433,750.00	0.17	6.972	5.939	13.691	7.000	0.500
561 - 570	1	252,000.00	0.10	6.275	6.625	12.775	6.000	0.500
571 - 580	8	2,121,950.00	0.82	6.650	5.624	13.501	6.703	0.500
581 - 590	31	8,001,056.20	3.11	6.567	5.769	13.411	6.501	0.500
591 - 600	37	9,289,256.48	3.61	6.479	5.519	13.209	6.523	0.500
601 - 610	60	16,362,662.00	6.36	6.559	5.647	13.414	6.615	0.500
611 - 620	74	20,219,369.01	7.86	6.541	5.636	13.344	6.617	0.500
621 - 630	51	16,453,139.75	6.39	6.473	5.652	13.157	6.504	0.500
631 - 640	76	20,898,437.00	8.12	6.294	5.771	13.009	6.373	0.500
641 - 650	70	19,553,731.26	7.60	6.343	5.708	13.056	6.419	0.500
651 - 660	63	19,257,019.67	7.48	6.254	5.622	12.904	6.288	0.500
661 - 670	96	29,749,624.64	11.56	6.218	5.701	12.874	6.240	0.500
671 - 680	68	21,170,048.69	8.23	6.179	5.597	12.771	6.240	0.500
681 - 690	43	13,527,605.00	5.26	6.286	5.651	12.960	6.333	0.500
691 - 700	29	10,190,786.00	3.96	6.163	5.695	12.823	6.210	0.500
701 - 710	34	10,520,869.99	4.09	6.235	5.719	12.864	6.236	0.500
711 - 720	33	10,485,441.00	4.07	5.826	5.578	12.369	5.934	0.500
721 - 730	20	6,960,312.00	2.70	5.972	5.316	12.555	5.951	0.500
731 - 740	21	5,702,918.00	2.22	6.076	5.406	12.759	6.131	0.500
741 - 750	15	4,780,572.00	1.86	5.853	5.145	12.549	5.923	0.500
751 - 760	11	3,467,012.00	1.35	6.290	5.680	12.936	6.492	0.500
761 - 770	14	4,661,535.00	1.81	6.053	5.567	12.693	6.123	0.500
771 - 780	3	1,104,400.00	0.43	6.007	5.782	12.720	6.000	0.500
781 - 790	2	925,700.00	0.36	5.540	4.379	12.000	6.000	0.500
791 - 800	2	662,400.00	0.26	6.199	5.349	12.963	6.528	0.500
Total:	865	257,323,595.69	100.00	6.286	5.636	12.975	6.336	0.500

DISTRIBUTION BY FICO	Sched Rem Term	Rem Amort	Orig Term	Initial Cap	Periodic Cap	Month to Next Adjustment	LTV	FICO	Avg Balance	LTV > 80 w MI
541 - 550	358	300	360	3.000	1.000	22	80.00	546	572,000.00	0.00
551 - 560	358	316	360	3.467	1.219	42	79.30	554	216,875.00	0.00
561 - 570	358	300	360	3.000	1.000	22	80.00	561	252,000.00	0.00
571 - 580	358	325	360	1.949	1.350	22	80.69	580	265,243.75	0.00
581 - 590	358	325	360	2.237	1.344	27	82.58	586	258,098.59	0.00
591 - 600	358	316	360	2.330	1.230	23	79.29	596	251,060.99	0.00
601 - 610	358	325	360	2.065	1.360	25	82.69	605	272,711.03	0.00
611 - 620	358	321	360	2.129	1.304	23	80.51	615	273,234.72	0.00
621 - 630	358	313	360	2.555	1.184	24	80.98	625	322,610.58	0.00
631 - 640	358	315	360	2.520	1.221	26	82.25	636	274,979.43	0.00
641 - 650	358	314	360	2.529	1.211	26	82.59	646	279,339.02	0.00
651 - 660	358	311	360	2.811	1.150	27	80.70	656	305,666.98	0.00
661 - 670	358	311	360	2.734	1.161	26	80.65	666	309,891.92	0.00
671 - 680	357	306	360	2.852	1.107	25	82.18	675	311,324.25	0.00
681 - 690	358	312	360	2.656	1.174	27	82.28	685	314,595.47	0.00
691 - 700	358	311	360	2.616	1.160	25	81.60	696	351,406.41	0.00
701 - 710	355	303	357	2.751	1.217	24	82.86	705	309,437.35	0.00
711 - 720	353	294	355	3.067	1.203	23	80.44	714	317,740.64	0.00
721 - 730	348	284	350	2.943	1.362	20	80.17	725	348,015.60	0.00
731 - 740	351	297	353	2.644	1.398	21	82.94	735	271,567.52	0.00
741 - 750	352	297	355	2.647	1.323	23	80.93	747	318,704.80	0.00
751 - 760	357	311	360	2.561	1.146	21	81.57	755	315,182.91	0.00
761 - 770	357	310	360	2.579	1.140	22	80.00	766	332,966.79	0.00
771 - 780	358	315	360	2.991	1.213	33	84.93	774	368,133.33	0.00
781 - 790	337	257	338	3.000	1.721	14	79.47	782	462,850.00	0.00
791 - 800	358	319	360	2.208	1.264	22	80.00	796	331,200.00	0.00
Total:	357	311	359	2.584	1.219	25	81.46	660	297,483.93	0.00

Min FICO: 546
Max FICO: 797
WA FICO: 660

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Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Dec 17, 2004 18:28

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